UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2012

U.S. HOME SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-18291	75-2922239
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2951 Kinwest Parkway Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 488-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 12, 2012, U.S. Home Systems, Inc. (the “Company”) issued a press release announcing (i) the establishment of a record date for determination of stockholders entitled to receive notice of, and vote upon, among other things, the proposal to adopt the previously announced Agreement and Plan of Merger dated as of August 6, 2012 (the “Merger Agreement”), between the Company, THD At-Home Services, Inc., a Delaware corporation (“Parent”), which is a wholly-owned subsidiary of The Home Depot, Inc., and Umpire Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent, at a special meeting of stockholders and (ii) the meeting date, time and location of such special meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

Certain statements contained in this document contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including, among others, statements regarding the anticipated merger, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to, any conditions imposed in connection with the merger, approval of the Merger Agreement by the Company’s stockholders, the satisfaction of various other conditions to the closing of the merger, and other factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012, and other Company filings with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties should be considered in evaluating any forward-looking statements contained herein.

Additional Information

In connection with the proposed merger and required stockholder approval, the Company has filed a preliminary proxy statement with the SEC. The Company will also file the definitive proxy statement and other materials with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by the Company with the SEC may be obtained free of charge by contacting Robert A. DeFronzo, at 2951 Kinwest Parkway, Irving Texas 75063. The Company’s filings with the SEC are also available on the Company’s website at www.ushomesystems.com.

Participants in the Solicitation

The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s officers and directors and their ownership of the Company’s common stock is set forth in the Company’s preliminary proxy statement filed with the SEC on August 31, 2012. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its officers and directors in the merger by reading the definitive proxy statements regarding the merger, which will be filed by the Company with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued September 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on the 12th day of September, 2012 on its behalf by the undersigned, thereto duly authorized.

U.S. HOME SYSTEMS, INC.

By:	/s/ Murray H. Gross
Murray H. Gross
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued September 12, 2012.